UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 11, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                  0-19649               58-1654960
(State or Other         (Commission           (IRS Employer
Jurisdiction of          File Number)      Identification No.)
Incorporation)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of Principal Executive Offices)     (Zip Code)

(813) 283-7000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

____ Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

SECTION 7		REGULATION FD

Item 7.01.  	REGULATION FD DISCLOSURE.

On October 11, 2004, the Registrant issued a news release entitled "Checkers Drive-In
Restaurants, Inc. to Announce 2004 Fiscal
Third Quarter Financial Results", a copy of which is attached hereto as Exhibit 99.1.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01		FINANCIAL STATEMENTS AND EXHIBITS, (c) EXHIBITS

99.1 		Press Release, dated October 11, 2004


SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  October 11, 2004


Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Brad Cohen
		ICR, Inc.
            (203) 682-8211

TAMPA, Fla., Oct. 11 /PRNewswire-FirstCall/ --
Checkers Drive-In Restaurants, Inc. (Nasdaq: CHKR) today announced that Chief Executive Officer and President Keith E. Sirois and Chief Financial
Officer S. Patric Plumley will conduct a conference call on Thursday, October 14, 2004 at 5:00 p.m.
Eastern time to discuss the Company's financial results for the fiscal third quarter ended September
6, 2004. The company is scheduled to release its financial results on Thursday, October 14, 2004 at the market close.

The webcast will be distributed over CCBN's Investor
Distribution Network. Individual investors can listen to the call at http://www.fulldisclosure.com and institutional investors can access the call via
CCBN's password-protected event management site at http://www.streetevents.com.

The discussion can also be listened to live, toll free by dialing 1-800-374-2431, or for international callers 1-706-634-8054. It can also be accessed at http://www.checkers.com . A conference call replay will be available from 6:00 p.m. Eastern time on October 14, 2004 until 11:59 p.m. Eastern time on October 28, 2004 by dialing 1-800-642-1687, or for international callers 1-706-645-9291.

About Checkers Drive-In Restaurants, Inc.

Checkers Drive-In Restaurants, Inc. franchises and operates Checkers restaurants and Rally's restaurants.
It is the largest chain of double drive-thru restaurants in the United States.

Except for historical information, this announcement contains "forward-looking" and "Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995.